UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 7, 1999


                               Zeros & Ones, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
                                    --------
                 (State or other jurisdiction of incorporation)



       33-26531LA                                      88-0241079
       ----------                                      ----------
(Commission File Number)                            (I.R.S. Employer
                                                    Identification No.)

39 East Walnut Street, Pasadena, California                          91103
-------------------------------------------                          -----
(Address of principal executive offices)                           (Zip Code)

         Registrant's telephone number, including area code: (626) 584-4040

                        COMMERCIAL LABOR MANAGEMENT, INC.
                             137 N. Larchmont, #507
                          Los Angeles, California 90004
--------------------------------------------------------------------------------
(Former name, former address & former fiscal year, if changed since last report)


Total number of pages in this document:   167

                                TABLE OF CONTENTS


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.....................................3

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.................................8

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP...........................................8

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT........................8

ITEM 5.   OTHER EVENTS ........................................................8

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF
              NEW DIRECTORS....................................................8

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS ...................................9

SIGNATURES ...................................................................11

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         General. The statements made in this Report are qualified in their entirety by the financial statements and exhibits included in Item 7 of this Report, which are incorporated herein in their entirety by reference.

         Cautionary Statements. This Report may contain forward looking statements. Any forward looking statements are made subject to the following summary disclosure of risks and uncertainties in accordance with the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forwarding looking statements regarding Zeros & Ones, Inc., a Nevada corporation (formerly Commercial Labor Management, Inc.)(the "Company"), its subsidiaries, its assets, its business, its financial condition, or its operating results involve a number of risks and uncertainties. There is no assurance that the Company will experience the actual results described in forward looking statements. Actual results may differ materially from those anticipated due to risk factors that include but are not limited to lack of timely development of products and services by the Company; lack of market acceptance of the Company's products, services and technologies; inadequate capital; adverse government regulation; competition; lack of operating experience; inability to earn revenue or profits; dependence on certain individuals in management; inability to obtain or protect intellectual property rights; risks associated with customer concentration; inability to obtain NASDAQ Small Cap Market or any other listing for the Company's securities; lower sales and higher operating costs than expected; technological obsolescence of the Company's products; limited operating history; and risks inherent in the entertainment, telecommunication, and Internet markets and business.

         Acquisition Agreements. On July 2, 1999, effective as of July 1, 1999, Commercial Labor Management, Inc., a Nevada corporation (now named Zeros & Ones, Inc.), entered into a Plan of Reorganization and Asset Purchase Agreement with Zeros & Ones, Inc., a Delaware corporation ("ZOI"), Robert Holtz, Mark J. Richardson, and Edward L. Torres, and Plans of Reorganization and Exchange Agreements with (1) Quantum Arts, Inc., a California corporation ("Quantum") and Steve Schklair, (2) EKO Corporation, a Delaware corporation ("EKO"), and Robert Holtz, (3) Polyganol Research Corporation, a Delaware corporation ("Polyganol"), Robert Holtz and Bernie Butler-Smith, (4) KidVision, Inc., a Delaware corporation ("KidVision"), and Charles Overton, and (5) Wood Ranch Technology Group, Inc., a Delaware corporation ("Wood Ranch"), Robert Holtz, and William Burnsed. The Plans of Reorganization are collectively referred to herein as the AAcquisition Agreements." Quantum, EKO, Polyganol, KidVision and Wood Ranch are collectively referred to herein as the "Subsidiaries."

         Pursuant to the Acquisition Agreements, the Company acquired 100% of the assets of ZOI and 100% of the total issued and outstanding capital stock of Quantum, EKO, Polyganol, KidVision and Wood Ranch, in exchange for the issuance by the Company of a total of 3,050,000 new shares of the Company's common stock to Robert Holtz (900,000 shares), Steve Schklair (850,000 shares), William Burnsed (500,000 shares), Charles Overton (500,000 shares) and Bernie Butler Smith (300,000 shares). As part of the overall reorganization, the Company has also agreed to and is making an exchange offer to the shareholders of Pillar West Entertainment, Inc. ("PWE") pursuant to which the Company seeks to acquire 100% of the total issued and outstanding capital stock of PWE in consideration for the issuance to the shareholders of PWE of (a) approximately 1,745,000 new shares of the Company's common stock, and (b) approximately 320,000 warrants

(the "Warrants") to purchase approximately 320,000 additional shares of the Company's common stock for a purchase price of $3.00 per share, exercisable at any time until July 1, 2002. In connection with the Acquisition Agreements and the overall reorganization of the Company with ZOI, Quantum, EKO, Polyganol, KidVision, Wood Ranch, the Company has the right, effective July 1, 1999, to issue up to an additional 1,317,059 shares of the Company's common stock, resulting in a total of 7,000,000 shares of the Company's common stock and
approximately   320,000   Warrants   outstanding  upon  the  completion  of  the
transaction.

         Pursuant to the Acquisition  Agreements,  Mark J. Richardson and Edward
L. Torres, two principal shareholders of the Company, each agreed to surrender to the Company for cancellation 1,850,000 shares of the Company's common stock. Effective July 1, 1999, Edward L. Torres resigned as the President, Chief Financial Officer and Secretary of the Company, and appointed Robert Holtz as the Chief Executive Officer, Steve Schklair as the President and Chief Financial Officer, and Charles Overton as the Secretary of the Company. As soon as permitted under Section 14(f) of the Securities Exchange Act of 1934, as amended, Edward L. Torres will resign as the sole director of the Company and has agreed to appoint Robert Holtz as Chairman of the Board of Directors, and Steve Schklair and Charles Overton as additional directors of the Company. The Company may add William Burnsed and Bernie Butler Smith as directors of the Company at a later date.

         Robert Holtz is indemnifying the Company against any liabilities of ZOI, and the Company is not assuming any of ZOI's liabilities. Each of Quantum, EKO, Polyganol, KidVision and Wood Ranch will continue to operate as separate 100% owned subsidiaries of the Company, while the Company plans to dissolve PWE and acquire its assets after its completes the exchange offer for PWE's outstanding capital stock. While the Company believes that it will achieve exchanges for virtually all of the outstanding capital stock of PWE, there is no assurance regarding the actual number of outstanding shares of PWE that will be tendered to the Company in exchange for the Company's common stock.

     Until July 1, 1999, Mr. Torres and Mr. Richardson, as co-plaintiffs with the Company in the lawsuit against CNG Communications, Inc. and Paul Bishop, the sole shareholder of CNG Communications, Inc., for breach of contract and fraud, have borne the expenses of the lawsuit. The lawsuit is being handled by legal counsel for Mr. Torres, Mr. Richardson and the Company on a contingent fee basis (i.e., generally one third of the recovery), plus out-of-pocket expenses. Under the Acquisition Agreements, the Company has agreed to begin bearing the out-of-pocket expenses of the lawsuit. The net proceeds payable to the plaintiffs from the lawsuit, if any, will be allocated 50% to the Company, 25% to Mr. Torres and 25% to Mr. Richardson. There is no assurance that the Company will prevail in the lawsuit or receive any recovery or award from the lawsuit.

         Under the Acquisition Agreements, the Company has agreed to pay to Mr. Richardson and Mr. Torres a total of $87,500 in cash, paid by issuance of a promissory note in the principal amount of $87,500, dated July 1, 1999, bearing simple interest at the rate of 10% per annum and payable principal and accrued interest in full on or before July 31, 1999.

         Business. The Company is engaged in the business of providing technical consulting services to major technology developers, conducting e-commerce on the Internet, developing quality Websites, and creating core technologies that other software and hardware developers can integrate into their own products. Through its newly acquired wholly owned Subsidiaries, the Company is also engaged in CD-ROM programming production and development, and research and development of proprietary products for digital image compression and three dimensional high definition television technology. In 1996, ZOI established a division called Studio Subzero to design and develop Websites and multimedia content. In mid 1997, ZOI commenced licensing Websuites(TM) Technologies, and in 1998, it opened its FineItems.COM Website for the sale of upscale products on the Internet. An agreement with Amazon.com, Inc. in early 1999 is expected to enhance the e-commerce business of FineItems.COM in the future.

         Quantum is a media consulting and production company located in Pasadena, California. Quantum specializes in digital asset development and production for information and entertainment purposes. Quantum also has a research and development program for three dimensional high definition ("3dHD") television technology. EKO is developing an Internet based commerce oriented online service and virtual community for entertainment professionals. KidVision plans to market the Kids Education Network ("K.E.N."), a portal Website, and to be a distributor of educational products through its own mail order catalog. KidVision also plans to operate an e-commerce catalog on the Kids Educational Network through which it will distribute its educational products. Wood Ranch provides consulting services for the building of television facilities and has designed the Company's planned Advanced Media Production Center. Polygonal is the developer of an image compression technology called Dynamic Polygonal Compression ("DPC"). Polygonal plans to manufacture products that utilize the DPC engine. The Company is also currently in the process of entering into exchange agreements with the shareholders of PWE. If successful, the Company will dissolve PWE and absorb its assets. PWE is an independent production company that develops and produces educational and entertaining children's programming for the Internet and for television, including the Kids Educational Network. The Company believes that by consolidating the technical experts of all these companies, the Company will be in a unique position to create core technologies and advanced media services.

         The executive offices of the Company are located at 39 East Walnut Street, Pasadena, California 91103, and its telephone number is (626) 584-4040.

         Management. The following paragraphs summarize the background and qualifications of the executive officers, prospective executive officers and prospective directors (upon compliance with Section 14(f) of the Securities Exchange Act of 1934, as amended, anticipated to be in July 1999) of the
Company:

         Robert Holtz has been the Chief Executive Officer of the Company since the closing of its acquisition of the assets of ZOI effective July 1, 1999, and is expected to become the Chairman of the Board of Directors of the Company in July 1999. Mr. Holtz is also the Chairman of the Board of Directors, President, Chief Financial Officer and Secretary of ZOI, positions which he has held since April 1994. From October 1991 until founding ZOI in April 1994, Mr. Holtz was the Director of Special Projects for Action Video, Inc., a prominent post-production facility. At Action Video, Inc., Mr. Holtz developed several new tools such as "Sally," a software based product that enables a specialized animation/edit system to be used as a final assembly point by giving it the intelligence to understand EDLS (a worldwide standard protocol for storing and transmitting Edit Decisions from one system to another). He also developed a system called "Pipeline," a precursor to HTTP that connects multiple unlike devices. From January 1989 until October 1991, Mr. Holtz headed a small business that created custom hardware and software solutions. Mr. Holtz' projects included the creation of a completely automated credit card clearing and merchant protection service center, the creation of an Emergency Response Locator system which locates physicians and specialists by geographical proximity for emergency response, and the creation of the first fully automated credit card commerce system for the nationwide sale of movie theater admission tickets. Mr. Holtz has worked on the design of several international products lines such as Microsoft Visual C++, Microsoft Windows 95, Studio Venice, and Hurricane from Gentris Images of France. Mr. Holtz also participated in Microsoft's Win32J Group. Mr. Holtz is an active member of the Society of Motion Picture and Television Engineers, the Institute of Electrical and Electronic Engineers, the Society of Television Engineers, the Association of Computing Machinery, and the International Multimedia Association (Charter Member).

         Steve Schklair has been the President and Chief Financial Officer of the Company since the acquisition by the Company of Quantum Arts, Inc. effective July 1, 1999, and is expected to become a director of the Company in July 1999. Mr. Schklair has also been the owner, Chairman of the Board of Directors, Chief Executive Officer, and President of Quantum Arts, Inc., a Subsidiary of the Company, since the inception of its predecessor-in-interest in December 1997. From 1995 to 1997, Mr. Schklair was the Vice President and General Manager of New Media for Digital Domain, a special effects company in Venice, California. His responsibilities at Digital Domain included co-managing the facility, streamlining development and production processes, overseeing asset development and management, staffing key positions, managing contract negotiations, managing marketing and public relations, and managing client, partner, and publisher relationships. At Digital Domain, Mr. Schklair negotiated a joint venture with Mattel to create CD-ROM titles based on Mattel's licensed properties. The first title, Barbie Fashion Designer, has already sold over 2,000,000 units. From 1993 to 1995, Mr. Schklair was an Executive Producer and Creative Director at R/Greenberg Associates, a commercial production company with offices in Los Angeles, California and New York, New York. He Joined R/Greenberg as a visual effects and process consultant providing creative direction on Terminator II 3D for Universal Studios. At R/Greenberg, he designed and produced interactive projects for clients such as AT&T, FCB, Levis, Silicon Graphics, Activation, Phillips, IBM, Universal Studios, and Princess Cruises. From 1990 to 1993, Mr. Schklair was an Executive Producer and Project Manager for Synapse Technologies, a computer graphics company in Los Angeles, California. At Synapse Technologies, he developed and produced several interactive multimedia titles, including
Columbus: Encounter, Discovery and Beyond, Evolution and Revolution, and Air Power. In 1981, Mr. Schklair co-founded Infinity Filmworks. During his ten year tenure as President of Infinity Filmworks, he produced and photographed several films, music videos, and commercials, including the award winning Sensorium for Six Flags Power Plant in Baltimore, Maryland and the award winning To Dream of Roses, created for the 1990 Osaka World Exposition. Mr. Schklair received a Bachelor of Fine Arts from California State University in 1979 and a Master in Fine Arts from the University of Southern California School of Cinema/Television in 1982.

         Bernie Butler-Smith is expected to become the Vice President of Imaging Technology and a director of the Company in July 1999. Mr. Butler-Smith has also been the Chairman and Chief Executive Officer of Polygonal Research Corporation, a Subsidiary of the Company, since its inception in August 1998. For the past twelve years Mr. Butler-Smith has designed real-time image processing products for various applications. In May 1998, Mr. Butler-Smith formed a research and development company called ICU Security. Prior to co-founding Polygonal Research Corporation, he was the Vice President of Engineering at Digi-Spec Corporation for eleven years. At Digi-Spec Corporation he designed 35 image processing products, including pixel level video motion detectors, time lapse recorders, and digital switching and routing equipment. In an independent study conducted by Sandia National Labs and commissioned by the U.S. Department of Energy, Mr.
Butler-Smith's motion detector products received the highest ranking. Mr. Butler-Smith has also done research in several disciplines of mathematics and high performance digital pipelining structures. Among the companies that currently use his designs are Microsoft for external security, Pheizer
Pharmaceutical for security, the U.S. Department of Defense for strategic applications, the U.S. Navy for strategic applications, the Hoosier Dome for security, Boeing for employee safety, the Environmental Protection Agency for detecting pollution leakage, and the Federal Aviation Agency for detection functions at airports.

         William Burnsed is expected to become the Vice President of Advanced Media Group and a director of the Company in July 1999. Mr. Burnsed has also been the Chairman and Chief Executive Officer of Wood Ranch Technology Group, Inc., a Subsidiary of the Company, since its inception in 1998. In 1995, Mr. Burnsed founded Digital Video Engineering, a sole proprietorship engaged in computer systems design and installation for television and film special effects. Digital Video Engineering has been combined with Wood Ranch Technology Group, Inc. From January 1996 until July 1996, Mr. Burnsed was the Director of New Business Development for Discreet Logic Systems in North and South America. While with Discreet Logic Systems and Digital Video Engineering, Mr. Burnsed built online random access edit rooms for the Fox Network and high level telecine for Advanced Digital. In August 1991 he founded Hollywood Digital, a television post production company which Mr. Burnsed operated through 1994. In February 1982, Mr. Burnsed founded B&B Systems, Inc., an equipment manufacturing and turn key television systems engineering and construction contracting company. During his eleven year tenure as President of B&B, B&B designed and built several large facilities, including the J.C. Penny World Headquarters, 525 Post Production, the Financial News Network, Lorimar Studios, Post Pro Video, Multimedia Services, the Shop Television Network, and the California State Assembly Television Network. From May 1979 to February 1982, Mr. Burnsed was the Director of Engineering for Editel where he was responsible for the design and construction of five online edit bays, three rank telecines, one audio mixing room, and one insert stage. From 1976 to 1979, he was the Engineering Supervisor for TAV/Merv Griffin Productions where he supervised a department of engineers who were responsible for the installation and maintenance of television equipment used for videotaping the Merv Griffin Show. From 1973 to 1976, Mr. Burnsed was the General Manager of Shelter Vision Mobile Video where he was responsible for the video systems operation of a television mobile truck which traveled to various cities videotaping musical shows. From 1971 to 1973, he was the Director of Studio Operations for Transworld Communications, a division of Columbia Pictures. At Transworld, Mr. Burnsed was responsible for the design, installation, and operation of seven custom studios in cities from Honolulu to London.

         Charles Overton has been the Secretary of the Company since the acquisition of Kidvision, Inc. effective July 1, 1999, and is expected to become a director of the Company in July 1999. Mr. Overton has also been the Chief Executive Officer and President of KidVision, Inc., a Subsidiary of the Company, since its inception in 1998, and of Pillar West Entertainment, Inc. since its inception in 1996. In 1995, Mr. Overton co-founded Randall-Overton Productions where he contributed to the concept of the Kids Educational Network. From 1996 to 1997, he was the Executive Producer and co-owner of the syndicated television series Gotta Sweat. In 1991, he joined G.C.O Pictures as the Executive Producer of Season of Fear, a full length feature film distributed domestically by MGM/UA staring Ray Wise and Clancy Brown. In 1991, Mr. Overton and other individuals founded Paragon Arts International, a feature film production company that released Witchboard. Witchboard is one of the top hundred highest grossing independent films of all time. Mr. Overton began his career in production working on such films as Thief starring James Caan, and The Blues Brothers staring John Belushi and Dan Ackroyd. He also has several years of experience developing and implementing outbound telemarketing sales operations. He has developed a series of training guides in this area. Mr. Overton is a graduate of the Goodman School of Drama at DePaul University in Chicago.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         See AItem 1. Changes in Control of Registrant" in this Report.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         None.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The Company presently utilizes Armando C. Ibarra, Certified Public Accountants, as its independent certified public accountants. The independent certified public accounting firm of Stonefield Josephson, Inc. issued audit reports for Quantum Arts (the predecessor to Quantum Arts, Inc.), and Digital Video Engineering (the predecessor to Wood Ranch Technology Group, Inc.), copies of which are included with this Report under Exhibits 7(a)(2) and 7(a)(3). Accordingly, the Company intends to engage Stonefield Josephson, Inc. in the future to be the Company's independent certified public accounting firm. The Company is not aware of any disagreements that it has or has had with Armando C. Ibarra, Certified Public Accountants, and the Company is not changing certified public accounting firms due to any disagreements with its prior independent certified public accountants.


ITEM 5.   OTHER EVENTS

         See "Item 1. Changes in Control of Registrant" in this Report.


ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

         See "Item 1. Changes in Control of Registration" in this Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

     (1) Statement of Assets of Zeros & Ones, Inc. as of June 25, 1999, accompanied by the audit report of Armando C. Ibarra, Certified Public Accountants, dated June 24, 1999.

     (2) Financial Statements of Quantum Arts (Sole Proprietorship), predecessor of Quantum Arts, Inc., as of and for the year ended December 31, 1998, accompanied by the audit report of Stonefield Josephson, Inc., Certified Public Accountants, dated May 21, 1999.

     (3) Financial Statements of Digital Video Engineering (Sole Proprietorship), predecessor of Wood Ranch Technology Group, Inc., as of and for the years ended December 31, 1996, 1997 and 1998, accompanied by the audit report of Stonefield Josephson, Inc., Certified Public Accountants, dated June 3, 1999.

(b)      Proforma Financial Information.

     (1) Proforma combined compiled financial statements of Zeros & Ones, Inc., a Delaware corporation, as of December 31, 1998 and related income statement for the twelve months ended December 31, 1998, accompanied by the compilation report of Armando C. Ibarra, Certified Public Accountants, dated June 25, 1999.

(c)      Exhibits:

7.1 Plan of Reorganization and Exchange Agreement, dated as of July 1, 1999, by and between Commercial Labor Management, Inc., a Nevada corporation, Zeros & Ones, a Delaware corporation, Charles Overton, and KidVision, Inc., a Delaware corporation.

7.2. Plan of Reorganization and Exchange Agreement, dated as of July 1, 1999, by and between Commercial Labor Management, Inc., a Nevada corporation, Zeros & Ones, Inc., a Delaware corporation, Robert Holtz, William Burnsed and Wood Ranch Technology Group, Inc., a Delaware corporation.

7.3. Plan of Reorganization and Exchange Agreement, dated as of July 1, 1999, by and between Commercial Labor Management, Inc., a Nevada corporation, Bernie Butler Smith, Zeros & Ones, Inc., a Delaware corporation, and Polygonal Research Corporation, a Delaware corporation.

7.4. Plan of Reorganization and Exchange Agreement, dated as of July 1, 1999, by and between Commercial Labor Management, Inc., a Nevada corporation, Zeros & Ones, Inc., a Delaware corporation, Steve Schklair, and Quantum Arts, Inc., a California corporation.

7.5. Plan of Reorganization and Exchange Agreement, dated as of July 1, 1999, by and between Commercial Labor Management, Inc., a Nevada corporation, Zeros & Ones, Inc., a Delaware corporation, Robert Holtz, and EKO Corporation, a Delaware corporation.

7.6. Plan of Reorganization and Asset Purchase Agreement, dated as of July 1, 1999, by and between Zeros & Ones, Inc., a Delaware corporation, Commercial Labor Management, Inc, a Nevada corporation, Robert Holtz, Mark J. Richardson and Edward L. Torres.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 ZEROS & ONES, INC.
                                    (Formerly Commercial Labor Management, Inc.)
                                        -------------------------------------
                                                    (Registrant)



Date: July 7, 1999                      By: /s/ ROBERT HOLTZ
                                        ---------------------------------
                                        Robert Holtz, Chief Executive Officer

                                ARMANDO C. IBARRA
                          CERTIFIED PUBLIC ACCOUNTANTS
                          ( A Professional Corporation)


Armando C. Ibarra, C.P.A.                                         Members of the
Armando Ibarra, Jr., C.P.A.                                California Society of
Lawrence Hayman, C.P.A., Ret                        Certified Public Accountants



                          INDEPENDENT AUDITORS' REPORT


To the Shareholders of
Zeros and Ones, Inc.

We have audited the accompanying statement of assets of Zeros and Ones, Inc. This statement of assets is the responsibility of Company's management. Our responsibility is to express an opinion on the statement of assets based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance that the statement of assets is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of assets. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared to present the assets of Zeros and Ones, Inc. and is not intended to be a complete presentation of the Company's assets, liabilities, revenues, and expenses.

In our opinion, the accompanying statement of assets presents fairly, in all material respects, the assets of Zeros and Ones, Inc. as of June 25, 1999, in conformity with generally accepted accounting principles.


----------------------------
ARMANDO C. IBARRA, CPA

June 24, 1999


                637 Third Avenue, Suite H, Chula Vista, CA 91910
Tel: (619) 422-1348                                          Fax: (619) 422-1465

                               ZEROS & ONES, INC.
                               STATEMENT OF ASSETS
                               As of June 25, 1999




Current Assets

 Cash in Banks                                        $           337,709
 Accounts Receivable                                              578,500
                                                       ---------------------

      Total Current Assets                                        916,209

Property and Equipment

 Equipment & vehicles                                           1,891,485
 Less accumulated depreciation                                 (1,062,201)
                                                       ---------------------

 Net Property and Equipment                                       829,284


     TOTAL ASSETS                                          $    1,745,493
                                                       ---------------------


           See Auditors' Report and Notes to the Financial Statements

                              ZEROS AND ONES, INC.
                          NOTES TO STATEMENT OF ASSETS
                               AS OF JUNE 25, 1999



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Name of Operations
         Zeros and Ones, Inc., (a Delaware Corporation) was incorporated in 1994. Zeros and Ones Inc., "The Company", provides technical consulting services to major information technology developers. The Company has developed and maintained websites, provided post production services to the entertainment industry, and developed a new image compression technology called Dynamic Polygonal Compression.

         Use of Estimates
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual amounts could differ from these estimates.

         Revenue Recognition
         Revenue from contract services and the related cost of contract services are recognized when the services are performed for the customer. Payments received in advance for contract services to be provided are recorded as unearned contract revenue. Expenses incurred which are associated with unearned contract revenue are recorded as prepaid contract expenses.

         Depreciation
         Depreciation is provided for in amounts sufficient to allocate the cost of depreciable assets to operations over their estimated useful lives using the straight-line methods.

NOTE 2 - PROPERTY AND EQUIPMENT

         Property and equipment is stated at cost and depreciated using the straight-line method over estimated useful lives or underlying lease terms for building and improvements, 7 years for machinery and equipment and for furniture and fixtures, and 5 years for Company's vehicles. Expenditures for maintenance and repairs are charged to expense to expense as incurred. Major improvements are capitalized.

NOTE 3  -  ACCOUNTS RECEIVABLE

         There is a concentration of accounts receivable with one major customer. Randall Overton Productions' balance outstanding as of June 25, 1999 is $552,200.

NOTE 4 - LONG-TERM DEBT SECURED BY ASSETS

         At June 25, long-term notes payable consisted of the following:

         Auto loan payable to Chase Auto Finance, secured by a BMW 328iC payable in monthly installments of
         $528.66 including interest.                                      $5,459

NOTE 5 - REORGANIZATION AND EXCHANGE AGREEMENT

         The Company has entered into a plan of reorganization with Commercial Labor Management, Inc., ("CLMI"), a public reporting company trading on the OTC Bulletin Board. The assets and operations of the Company will be transferred to CLMI in Exchange for stock.

         The Company has also entered into other agreements to acquire 100% of the outstanding Stock of the following companies: Quantum Arts, Inc., EKO Corporation, Polyganol Research Corporation, Wood Ranch Technology Group, Inc., and Kidvision, Inc.

         The closing date for all of the above agreements is June 30, 1999.

                                  QUANTUM ARTS
                             (A Sole Proprietorship)

                              FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1998


                                    CONTENTS

                                                                        Page
                                                                        ----

Independent Auditors' Report                                              1

Financial Statements:
  Balance Sheet                                                           2
  Statement of Income and Proprietor's Capital                            3
  Statement of Cash Flows                                                 4
  Notes to Financial Statements                                           5-9

Independent Auditors' Report on Supplemental Information                  10

Supplemental Information:
  Schedule of Revenues                                                    11
  Schedule of Operating and Administrative Expenses                       12

                                   Stonefield
                    2600 Olympic Boulevard, Suite 400 South
                             Santa Monica, CA 90402
                                 (310) 453-9400


                          INDEPENDENT AUDITORS' REPORT




Mr. Steve Schklair
Quantum Arts
Pasadena, California


We have audited the accompanying balance sheet of Quantum Arts (a sole proprietorship) as of December 31, 1998, and the related statements of income and proprietor's capital and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quantum Arts as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.





CERTIFIED PUBLIC ACCOUNTANTS

Santa Monica, California
May 21, 1999

                                  QUANTUM ARTS
                             (A Sole Proprietorship)

                        BALANCE SHEET - DECEMBER 31, 1998



                                     ASSETS

Current assets:
  Cash                                                    $      28,258
  Accounts receivable                                            23,441
  Prepaid expense                                                   362
                                                           -------------

          Total current assets                             $     52,061

Property and equipment, net of
  accumulated depreciation and amortization                      20,181
                                                            -----------
                                                           $     72,242
                                                            ===========

                      LIABILITIES AND PROPRIETOR'S CAPITAL

Current liabilities:
  Accrued expenses                                         $      21,315
  Bank line of credit                                              5,231
  Current maturities of obligations under capitalized leases       5,087
                                                            -------------

          Total current liabilities                         $     31,633

Obligations under capitalized leases, less current maturities      7,687

Proprietor's capital                                              32,922
                                                            ------------
                                                            $     72,242
                                                            ============



See accompanying independent auditors' report and notes to financial statements.



                                  QUANTUM ARTS
                             (A Sole Proprietorship)

                  STATEMENT OF INCOME AND PROPRIETOR'S CAPITAL

                          YEAR ENDED DECEMBER 31, 1998




                                                             Amount            Percent
Revenues                                                     $     297,166        100.0%

Operating and administrative expenses                              191,244         64.4
                                                              --------------       ------

Net income                                                         105,922         35.6%
                                                                                   ======


Proprietor's capital, beginning of year                                  -

Proprietor's draw                                                  (73,000)
                                                              --------------
Proprietor's capital, end of year                           $       32,922
                                                              ==============




See accompanying independent auditors' report and notes to financial statements.


                                  QUANTUM ARTS
                             (A Sole Proprietorship)

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1998

                INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS



Cash flows provided by (used for) operating activities:
  Net income                                                                                                $     105,922

  Adjustments to reconcile net income to net cash
    provided by (used for) operating activities -
      depreciation and amortization                                                       $         5,738

  Changes in assets and liabilities:
    (Increase) decrease in assets:
      Accounts receivable                                                                         (23,441)
      Prepaid expenses                                                                               (362)

    Increase in liabilities -
      accrued expenses                                                                             21,315
                                                                                                 --------
          Total adjustments                                                                                         3,250
                                                                                                                  -------
          Net cash provided by operating activities                                                               109,172

Cash flows used for investing activities -
  payments to acquire property and equipment                                                                       (9,244)

Cash flows provided by (used for) financing activities:
  Proceeds from bank line of credit                                                                 5,231
  Payments on obligations under capitalized leases                                                 (3,901)
  Draws by proprietor                                                                             (73,000)
                                                                                               -----------

          Net cash used for financing activities                                                                  (71,670)
                                                                                                                  --------

Net increase in cash                                                                                               28,258
Cash, beginning of year                                                                                                 -
                                                                                                                   -------
Cash, end of year                                                                                           $      28,258
                                                                                                                   =======

Supplemental disclosure of cash flow information -
  interest paid                                                                                             $       2,689
                                                                                                            =============

Supplemental disclosure of non-cash investing activities -
  The Company acquired $16,675 property and equipment through capitalized leases.




See accompanying independent auditors' report and notes to financial statements.

                                  QUANTUM ARTS
                             (A Sole Proprietorship)

                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1998


(1)      Summary of Significant Accounting Policies:

         General:

                  Quantum Arts (the "Company") was founded in the State of California in January of 1998 as a sole proprietorship. The sole proprietor is personally liable for all federal and state income taxes.

         Business Activity:

                  The Company designs and develops children's entertainment and educational interactive software for distributors and publishers of software products. In addition to fees generated from development of software products, the Company also receives royalty income from sales of certain software products developed for others. The accompanying financial statements represent the results of operations of the Company from January 9, 1998 to December 31, 1998.

         Use of Estimates:

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Cash:

                  Concentration

                  The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

                  Equivalents

                  Cash includes time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

         Property and Equipment:

                  Property and equipment are stated at cost. Depreciation and amortization are computed straight line over the estimated useful lives of the assets.


See accompanying independent auditors' report.

                                  QUANTUM ARTS
                             (A Sole Proprietorship)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                          YEAR ENDED DECEMBER 31, 1998


(1)      Summary of Significant Accounting Policies, Continued:

         Revenue Recognition:

                  Work for Hire Agreements

                  The Company recognizes revenues at various stages of a project upon delivery of the completed work product of the respective particular stage as set forth in the "Work for Hire" agreements.

                  Royalty Income

                  The Company earns royalty income from the net revenues of products designed and developed by the Company at various royalty rates ranging from 5% to 30% of net revenues using various tiered methods of computation as set forth in the development agreements. Pursuant to some agreements, the Company also receives non-refundable advances that will be offset against future royalty income. Royalty income is recorded when reported by the payer on a periodic basis. The distributors of the products have the right to recoup any and all justifiable distribution costs prior to making payments to the Company.

         Comprehensive Income:

                  Effective December 1, 1997, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130"), which establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption had no impact on the Company's net income. Comprehensive income consisted of net income only.

         Income Taxes:

                  No provision has been made in the accompanying financial statements for federal and state income taxes because, as a sole proprietorship, the results of operations are included in the tax returns of the sole owner.


(2)      Major Customers:

         During the year ended December 31, 1998, revenues from two customers amounted to approximately $286,000. At December 31, 1998, one customer accounted for the entire accounts receivable balance, which was fully collected as of May 21, 1999.


See accompanying independent auditors' report.


                                  QUANTUM ARTS
                             (A Sole Proprietorship)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                          YEAR ENDED DECEMBER 31, 1998



(3)      Property and Equipment:

         A summary is as follows:
                  Computer equipment under capitalized leases                                        $       16,675
                  Computer equipment                                                                          9,244
                                                                                                     --------------

                                                                                                             25,919
                  Less accumulated depreciation and amortization                                              5,738
                                                                                                     --------------

                                                                                                     $       20,181
                                                                                                     ==============

         Depreciation expense for the year ended December 31, 1998 amounted to $5,738, of which $4,422 depreciation expense was on capitalized leases.


(4)      Bank Line of Credit:

         The Company has a $10,000 revolving line of credit with its bank, personally guaranteed by the sole proprietor, which accrues interest on the outstanding balance at varying rates not to exceed 14.0% per annum and expires on February 3, 2003. At December 31, 1998, the outstanding balance on the line of credit was $5,231 and the interest rate was 13.25%. The entire balance was subsequently paid off in May 1999.

         Interest expense related to this bank line of credit for the year ended December 31, 1998 amounted to $625.


(5)      Obligations under Capitalized Leases:

         The Company leases computer equipment from unrelated parties under capitalized leases which are secured by the related assets. The following is a schedule by year of future minimum lease payments required under capitalized leases together with the present value of the net minimum lease payments as of December 31, 1998:

                  Year ending December 31,
                      1999                                        $        7,140
                      2000                                                 7,140
                      2001                                                 1,581
                                                                  --------------

                  Total minimum lease payments                            15,861
                  Less amounts representing interest                       3,087
                                                                  --------------
                  Present value of net minimum lease payments             12,774
                  Less current maturities                                  5,087
                                                                  --------------
                                                                  $        7,687
                                                                  ==============

See accompanying independent auditors' report.

                                  QUANTUM ARTS
                             (A Sole Proprietorship)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                          YEAR ENDED DECEMBER 31, 1998



(5)      Obligations under Capitalized Leases, Continued:

         Interest expense related to obligations under capitalized lease for the year ended December 31, 1998 amounted to $ 2,065.


(6)      Commitments:

         Royalty Agreement

         The Company has a verbal agreement with one of its contractors to pay 20% of royalty income earned by the Company from a certain product. Included in accrued expenses is accrued royalties in the amount of $8,240 as of December 31, 1998. Royalty expense for the year ended December 31, 1998 amounted to $8,240.

         Facility

         The Company rents office space on a month to month basis at a monthly rate of $1,975. The Company is also required to maintain insurance coverage as prescribed in the agreement.

         Potential Claim

         The sole proprietor received a claim from a former employee for back pay of approximately $37,000. The proprietor disputes such claim and will defend this claim vigorously due to the lack of merit. The Company did not accrue the amount of the disputed back pay on its financial statements for the year ended December 31, 1998, due to the outcome of the claim is uncertain.


(7)      Subsequent Events:

         Incorporation

         On April 13, 1999, Quantum Arts was incorporated in the State of California. The new company (Quantum Arts, Inc.) has authorized 100,000 shares of common stock, of which 1,500 shares were issued and
         outstanding   as  of  May  21,  1999.  All  shares  were  held  by  one
         shareholder.

         Reorganization and Exchange Agreement

         On April 30, 1999, the Company entered into a reorganization and exchange agreement with Zeroes & Ones, Inc. ("ZOI"). Pursuant to this agreement, the sole shareholder of Quantum Arts, Inc. exchanged 1,500 shares of his outstanding common stock in exchange for 850,000 shares of ZOI's $.01 par value common stock. ZOI also agreed to pay the sole shareholder $300,000 in cash as reimbursement of expenses personally incurred by the sole shareholder of Quantum Arts, Inc. on or before December 31, 1999. The agreement also specified certain revenue sharing arrangements on projects developed prior to the reorganization and exchange agreement.




See accompanying independent auditors' report.

                                  QUANTUM ARTS
                             (A Sole Proprietorship)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                          YEAR ENDED DECEMBER 31, 1998




(7)      Subsequent Events, Continued:

         Line of Credit

         The new company obtained a new revolving line of credit from a financial institution in the amount of $15,000. This line is unsecured, due on demand upon default in excess of 10 days after the minimum payment due date and bears interest at prime plus 6.0%. This line is personally guaranteed by the only shareholder of the new company. The outstanding balance on the line of credit as of May 21, 1999 amounted to approximately $9,500.



See accompanying independent auditors' report.

                                   Stonefield
                    2600 Olympic Boulevard, Suite 400 South
                             Santa Monica, CA 90402
                                 (310) 453-9400


Mr. Steve Schklair
Quantum Arts
Pasadena, California


Our report on our audit of the basic financial statements of Quantum Arts (a sole proprietorship) for the year ended December 31, 1998 appears on page 1. That audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.





CERTIFIED PUBLIC ACCOUNTANTS

Santa Monica, California
May 21, 1999

                                  QUANTUM ARTS
                             (A Sole Proprietorship)

                              SCHEDULE OF REVENUES

                          YEAR ENDED DECEMBER 31, 1998




                                       Amount            Percent

Revenues:
  Projects and consulting          $   249,605          84.0%
  Royalties                             41,200          13.9
  Other                                  6,361           2.1
                                   ---------------     -------

                                   $   297,166         100.0%
                                   ===============     =======




See accompanying independent auditors' report on supplemental information.

                                  QUANTUM ARTS
                             (A Sole Proprietorship)

                SCHEDULE OF OPERATING AND ADMINISTRATIVE EXPENSES

                          YEAR ENDED DECEMBER 31, 1998




                                                  Amount            Percent
                                                  ------            -------
Advertising and public relations          $           887            .3%
Automobile expense                                    813            .3
Bank charges                                          217            .1
Contributions                                         297            .1
Depreciation and amortization                       5,738           1.9
Dues and subscriptions                              1,720            .6
Entertainment                                       2,129            .7
Equipment rental                                    1,399            .5
Insurance:
  General                                             725            .2
  Medical                                           3,447           1.2
  Worker's Comp.                                      513            .2
Interest expense                                    2,690            .9
Miscellaneous                                         646            .2
Office supplies and expense                         4,744           1.6
Outside services                                   78,076          26.3
Parking                                               108
Payroll expense                                    53,600          18.0
Payroll fees                                          840            .3
Payroll taxes                                       5,092           1.7
Postage and delivery                                  478            .2
Printing and reproduction                             700            .2
Professional fees                                   2,580            .9
Rent                                                8,250           2.8
Royalties                                           8,240           2.8
Telephone                                           6,104           2.0
Travel                                              1,211            .4
                                              ---------------     -------

                                          $       191,244          64.4%
                                              ===============     =======




See accompanying independent auditors' report on supplemental information.

                            DIGITAL VIDEO ENGINEERING
                             (A Sole Proprietorship)

                              FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996








                                    CONTENTS

                                                                          Page
                                                                          ----

Independent Auditors' Report                                                 1

Financial Statements:
  Balance Sheets                                                             2
  Statements of Income and Proprietor's Capital                              3
  Statements of Cash Flows                                                   4
  Notes to Financial Statements                                              5-6

Independent Auditors' Report on Supplemental Information                     7

Supplemental Information:
  Schedules of Operating and Administrative Expenses                         8

                                   Stonefield
                    2600 Olympic Boulevard, Suite 400 South
                             Santa Monica, CA 90402
                                 (310) 453-9400



                          INDEPENDENT AUDITORS' REPORT







Mr. William Burnsed
Digital Video Engineering
Pasadena, California


We have audited the accompanying balance sheets of Digital Video Engineering (a sole proprietorship) as of December 31, 1998, 1997 and 1996, and the related statements of income and proprietor's capital and cash flows for the years then ended. These financial statements are the responsibility of the Company's owner. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Digital Video Engineering as of December 31, 1998, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.





CERTIFIED PUBLIC ACCOUNTANTS

Santa Monica, California
June 3, 1999



                            DIGITAL VIDEO ENGINEERING
                             (A Sole Proprietorship)

                                 BALANCE SHEETS




                                 ASSETS                                December 31,        December 31,       December 31,
                                                                           1998                1997               1996
                                                                           ----                ----               ----
Current assets -
  accounts receivable                                                  $     18,000      $       35,000      $          -

Property and equipment, net of
  accumulated depreciation and amortization                                   1,194              10,264             8,924
                                                                       ------------      --------------      ------------

                                                                       $     19,194      $       45,264      $      8,924
                                                                       ============      ==============      ============

                          PROPRIETOR'S CAPITAL

Proprietor's capital                                                   $     19,194      $       45,264      $      8,924
                                                                       ============      ==============      ============




See accompanying independent auditors' report and notes to financial statements.


                            DIGITAL VIDEO ENGINEERING
                             (A Sole Proprietorship)

                  STATEMENTS OF INCOME AND PROPRIETOR'S CAPITAL




                                                           Year ended              Year ended              Year ended
                                                        December 31, 1998       December 31, 1997       December 31, 1996
                                                       Amount       Percent     Amount      Percent     Amount      Percent
Revenues                                           $   67,500       100.0%    $  171,070     100.0%    $ 194,425      100.0%

Operating and administrative expenses                  17,109        25.3         59,487      34.8        63,342       32.6
                                                   ----------    --------     ----------  --------     ---------    -------

Net income                                             50,391        74.7%       111,583      65.2%      131,083       67.4%
                                                                 ========                 ========                  =======


Proprietor's capital, beginning of year                45,264                      8,924                       -

Proprietor's draw                                     (76,461)                   (75,243)               (122,159)
                                                   ----------                 ----------               ---------

Proprietor's capital, end of year                  $   19,194                 $   45,264               $   8,924
                                                   ==========                 ==========               =========




See accompanying independent auditors' report and notes to financial statements.





                            DIGITAL VIDEO ENGINEERING
                             (A Sole Proprietorship)

                            STATEMENTS OF CASH FLOWS

                INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS



                                                                         Year ended          Year ended         Year ended
                                                                        December 31,         December 31       December 31,
                                                                            1998                1997               1996
                                                                            ----                ----               ----
Cash flows provided by (used for) operating activities:
  Net income                                                           $       50,391       $     111,583    $     131,083
                                                                       --------------       -------------    -------------

 Adjustments  to  reconcile  net  income  to net cash  provided  by  (used  for)
  operating activities:
      Depreciation                                                              1,340               2,119            1,588
      Loss on disposal of property and equipment                                9,085               2,341                -

 Changes in assets:
 (Increase) decrease in assets -
      accounts receivable                                                      17,000             (35,000)               -
                                                                       --------------       -------------    -------------

          Total adjustments                                                    27,425             (30,540)           1,588
                                                                       --------------       -------------    -------------

          Net cash provided by operating activities                            77,816              81,043          132,671
                                                                       --------------       -------------    -------------

Cash flows used for investing activities -
  payments to acquire property and equipment                                   (1,355)             (5,800)         (10,512)
                                                                       --------------       -------------    -------------

Cash flows used for financing activities -
  draws by proprietor                                                         (76,461)            (75,243)        (122,159)
                                                                       --------------       -------------    -------------

Net increase in cash                                                                -                   -                -
Cash, beginning of year                                                             -                   -                -

Cash, end of year                                                      $            -       $           -    $           -
                                                                       ==============       =============    =============

Supplemental disclosure of cash flow information:
  Interest paid                                                        $            -       $           -    $           -
                                                                       ==============       =============    =============
  Income taxes paid                                                    $            -       $           -    $           -
                                                                       ==============       =============    =============




See accompanying independent auditors' report and notes to financial statements.

                            DIGITAL VIDEO ENGINEERING
                             (A Sole Proprietorship)

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996




(1)      Summary of Significant Accounting Policies:

         General:

                  Digital Video Engineering (the "Company") was founded in the State of California in January of 1996 as a sole proprietorship. The sole proprietor is personally liable for all federal and state income taxes.

         Business Activity:

                  The Company designs post production studios and develop special effects for television and film production companies worldwide.

         Use of Estimates:

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Property and Equipment:

                  Property and equipment are stated at cost. Depreciation and amortization are computed straight line over the estimated useful lives of the assets.

         Revenue Recognition:

                  The Company recognizes revenues when services are performed.

         Comprehensive Income:

                  The Company has adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130"), which establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption had no impact on the Company's net income. Comprehensive income consisted of net income only.

         Income Taxes:

                  No provision has been made in the accompanying financial statements for federal and state income taxes because, as a sole proprietorship, the results of operations are included in the tax returns of the sole proprietor.




See accompanying independent auditors' report.

                            DIGITAL VIDEO ENGINEERING
                             (A Sole Proprietorship)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996




(2)      Major Customers:

         A summary is as follows:


                                                                       December 31,        December 31,      December 31,
                                                                           1998                1997              1996
                                                                           ----                ----              ----
              Revenues for the year from
                major customer (customers)                            $       67,500     $       160,000   $      176,000
                                                                      ==============     ===============   ==============

              Number of major customer (customers)                                 1                   1                2
                                                                      ==============     ===============   ==============

              Accounts receivable balance of the major
                customer as of year end                               $       18,000     $        35,000   $            -
                                                                      ==============     ===============   ==============


(3)      Property and Equipment:

         A summary is as follows:


                                                                       December 31,        December 31,      December 31,
                                                                           1998                1997              1996
                                                                           ----                ----              ----
              Computer equipment                                      $        1,355     $        13,385   $       10,512
              Less accumulated depreciation                                      161               3,121            1,588
                                                                      --------------     ---------------   --------------

                                                                      $        1,194     $        10,264   $        8,924
                                                                      ==============     ===============   ==============

         Depreciation expense for the years ended December 31, 1998, 1997 and 1996 amounted to $1,340, $2,119 and $1,588, respectively.


(4)      Subsequent Events:

         During April 1999, the Company merged with Wood Ranch Technology Group, Inc. ("WRTG"). WRTG was incorporated in the State of Delaware on January 22, 1996 and remained inactive until this merger. Immediately following the merger, WRTG entered into a Reorganization and Exchange agreement with Zero's and Ones, Inc. ("ZOI"), whereby, ZOI issued 950,000 shares of common stock to the shareholders of WRTG in exchange for all of the outstanding common stock of WRTG.




See accompanying independent auditors' report.

                                   Stonefield
                    2600 Olympic Boulevard, Suite 400 South
                             Santa Monica, CA 90402
                                 (310) 453-9400



Mr. William Burnsed
Digital Video Engineering
Pasadena, California


Our report on our audit of the basic financial statements of Digital Video Engineering (a sole proprietorship) for the years ended December 31, 1998, 1997 and 1996 appears on page 1. That audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.





CERTIFIED PUBLIC ACCOUNTANTS

Santa Monica, California
June 3, 1999





                            DIGITAL VIDEO ENGINEERING
                             (A Sole Proprietorship)

                SCHEDULE OF OPERATING AND ADMINISTRATIVE EXPENSES

                          YEAR ENDED DECEMBER 31, 1998




                                                         Year ended                Year ended                 Year ended
                                                      December 31, 1998         December 31, 1997          December 31, 1996
                                                   Amount         Percent      Amount        Percent     Amount      Percent
Automobile expense                              $         -                 $      2,060        1.2%     $   4,867     2.5%
Depreciation                                          1,340          2.0           2,119        1.2          1,588      .8
Keogh plan contribution                                   -                        6,467        3.8          3,970     2.1
Meals and entertainment                                   -                        3,633        2.1          3,800     2.0
Office supplies and expense                           1,983          2.9           2,456        1.4          2,246     1.1
Payroll expense                                           -                        6,000        3.5              -
Professional fees                                       105           .2           4,910        2.9          2,485     1.3
Taxes and licenses                                        -                          519         .3              -
Telephone                                             4,596          6.8           2,722        1.6          5,525     2.8
Travel                                                    -                       25,635       15.0         37,864    19.5
Tools                                                     -                          625         .4            997      .5
Loss on disposal of property and
  equipment                                           9,085         13.4           2,341        1.4              -
                                                -----------     --------    ------------    -------    -----------  -------

                                                $    17,109         25.3%   $     59,487       34.8%   $    63,342    32.6%
                                                ===========     ========    ============    =======    ===========  ======




See accompanying independent auditors' report on supplemental information.

                                ARMANDO C. IBARRA
                          CERTIFIED PUBLIC ACCOUNTANTS
                          ( A Professional Corporation)


Armando C. Ibarra, C.P.A.                                         Members of the
Armando Ibarra, Jr., C.P.A.                                California Society of
Lawrence Hayman, C.P.A., Ret                        Certified Public Accountants



To the Shareholders of
Zeros and Ones, Inc.



We have compiled the accompanying balance sheet of Zeros and Ones, Inc. (a Delaware corporation) as of December 31, 1996 and the related income statement and retained earnings for the twelve months ended, in accordance with Statements of Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountant.

A compilation is limited to presenting in the form of financial statements, information that is the representation of management. We have not audited or reviewed the accompanying financial statements, and accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit the statement of cash flows ordinarily included in financial statements prepared on the cash basis of accounting. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the company's assets, liabilities, equity, revenues, and expenses. Accordingly, these financial statements are not designed for those who are not informed about such matters



----------------------------
ARMANDO C. IBARRA, CPA


June 25, 1999
Chula Vista, CA





                                               ZEROS AND ONES, INC.
                                           COMBINED FINANCIAL STATEMENT
                                              AS OF DECEMBER 31, 1998



                                                                          Digital
                                                          Zeros &         Video              Quantum
ACCOUNTS                                       CLMI        Ones           Enging.              Arts            TOTAL
------------------------------------------------------------------------------------------------------------------------
Assets:
                               Cash                0           69,452                0           28,258          97,710
                Accounts receivable                0          617,724           18,000           23,441         659,165
                   Prepaid expenses                0                0                0              362             362
               Property & equipment                0        1,825,700            1,355           25,919       1,852,974
           Accumulated depreciation                0      (1,062,201)            (161)          (5,738)     (1,068,100)
                                    ====================================================================================
                       Total Assets                0        1,450,675           19,194           72,242       1,542,111
                                    ====================================================================================

                       Liabilities:
                   Accounts payable           57,750                0                0           21,315          79,065
                     Line of Credit                0                0                0            5,231           5,231
                 Short-term of loan                0            6,120                0            5,087          11,207
                Loans/Notes payable                0            7,829                0            7,687          15,516
                                    ------------------------------------------------------------------------------------
                  Total Liabilities           57,750           13,949                0           39,320         111,019

                             EQUITY         (57,750)        1,436,726           19,194           32,922       1,431,092

                                    ====================================================================================
         Total Liabilities & Equity                0        1,450,675           19,194           72,242       1,542,111
                                    ====================================================================================






                                               ZEROS AND ONES, INC.
                                           COMBINED FINANCIAL STATEMENT
                                              AS OF DECEMBER 31, 1998


                                                                       Digital Video
                                                         Zeros &                           Quantum
             ACCOUNTS                     CLMI             Ones           Enging.            Arts            TOTAL
------------------------------------------------------------------------------------------------------------------------
                           REVENUES                0          725,394           67,500          297,166       1,090,060

                          Expenses:
             Admin. & temp. service                0           82,205                0                0          82,205
                   Adv. & promotion                0            2,000                0            1,184           3,184
                          Auto exp.                0            2,465                0              921           3,386
                       Bank charges                0               80                0              217             297
                Consulting services                0           54,923                0                0          54,923
                  Contract services                0          198,940                0           78,076         277,016
         Dedicated internet service                0            4,900                0                0           4,900
                       Depreciation                0          365,139            1,340            5,738         372,217
               Dues & subscriptions                0                0                0            1,720           1,720
                   Equipment rental                0                0                0            1,399           1,399
                          Insurance                0                0                0            4,685           4,685
                   Interest expense                0            1,230                0            2,690           3,920
         Loss on disposal of equip.                0                0            9,085                0           9,085
                          Marketing                0            4,500                0              700           5,200
                      Miscellaneous                0                0                0              646             646
                    Office supplies                0           34,717            1,983            4,744          41,444
               Payroll fees & taxes                0                0                0            5,932           5,932
                 Postage & delivery                0            1,781                0              478           2,259
                  Professional fees           31,875           78,500              105            2,580         113,060
                               Rent                0           39,000                0            8,250          47,250
                   Repairs & maint.                0            6,334                0                0           6,334
                          Royalties                0                0                0            8,240           8,240
                   Salaries & wages                0                0                0           53,600          53,600
              Tax benefit write-off          202,326                0                0                0         202,326
              Telephone & Utilities                0           11,324            4,596            6,104          22,024
             Travel & entertainment                0            3,633                0            3,340           6,973
                                    ------------------------------------------------------------------------------------
                                             234,201          891,671           17,109          191,244       1,334,225

                                    ====================================================================================
                  Net Income (loss)        (234,201)        (166,277)           50,391          105,922       (244,165)
                                    ====================================================================================

